Exhibit 99.1

FOR IMMEDIATE RELEASE Investor Relations Contact: Raphael Gross 203-682-8253 investors@FRGI.com

Fiesta Restaurant Group, Inc. Appoints

Dirk Montgomery as President and Chief Executive Officer

DALLAS, Texas--(BUSINESS WIRE) -- Fiesta Restaurant Group, Inc. (“Fiesta” or the “Company”) (NASDAQ: FRGI), parent company of the Pollo Tropical® brand, today announced that the Board of Directors has appointed Dirk Montgomery as its permanent President and Chief Executive Officer, effective April 13, 2023. Mr. Montgomery has served as Interim Chief Executive Officer since December 8, 2022 and previously served as Chief Financial Officer since September 9, 2019.

“The Board and I are confident that Dirk is ideally suited to serve as our President and CEO,” said Stacey Rauch, who chairs the Company’s Board of Directors. “We believe that his deep knowledge of the Pollo Tropical brand and its operations from having served as our CFO, together with his vast industry experience and disciplined business style, provide him with the right background and attributes to lead Fiesta and Pollo Tropical. As the interim CEO, Dirk moved quickly to maintain momentum and sharpen the focus of the leadership team on key opportunities.”

“Since transitioning to the interim CEO role, I have been working with our talented team to prioritize and accelerate the key strategic initiatives that we believe will have the most significant impact on transaction growth and margin expansion,” said Montgomery. “Consistent with this approach, we have placed tremendous focus on building operations excellence and creating a great guest experience, all while continuing to enhance our brand presence and developing the teams necessary to support these initiatives. I am very excited to have the opportunity to continue working with the leadership team and our Board to unlock the significant growth potential of this special brand.”

About Fiesta Restaurant Group, Inc.

Fiesta Restaurant Group, Inc. owns, operates and franchises the Pollo Tropical® fast-casual restaurant brand. The brand features fresh-made cooking, offering distinct and unique flavors with broad appeal at a compelling value through dine-in service, drive-thru service and catering. For more information about Fiesta Restaurant Group, Inc., visit the corporate website at www.frgi.com. For more information about Pollo Tropical, visit the restaurant brand website at www.pollotropical.com.

Forward-Looking Statements

Certain statements contained in this news release and in our public disclosures, whether written, oral or otherwise made, relating to future events or future performance, including any discussion, express or implied regarding our anticipated growth, plans, objectives and the impact of our initiatives, including references to the impact of our key growth initiatives on the impact on our future sales contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “positioned,” “target,” “continue,” “expects,” “look to,” “intends” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.